UNITED STATES

                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT


          Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
          1934

            Date of Report (Date of earliest event reported) November 13,
          1996


                             First Midwest Bancorp, Inc.
                (Exact name of registrant as specified in its charter)


                    Delaware             0-10967             36-3161078

          (State or other jurisdiction  (Commission        (IRS Employer
               of incorporation)        File Number)     Identification No.)


  300 Park Boulevard, Suite 405, Itasca, Illinois                    60143
     (Address of principal executive offices)
          (Zip Code)


                                    (630) 875-7450
                  Registrant's telephone number, including area code


                                         N.A.

               (Former name and address, if changed since last report)



                              Exhibit Index is on Page 5








                             FIRST MIDWEST BANCORP, INC.

                                       FORM 8-K

                                  NOVEMBER 13, 1996



          Item 5. Other Events

          On November 13, 1996 First Midwest Bancorp, Inc. (the "Company") announced its intent to repurchase up to 900,000 shares of its common stock, or approximately 6.6% of such shares outstanding. The shares will be purchased from time to time in both open market and private transactions. The Company will also repurchase an additional number of shares that it anticipates issuing in the next approximately 12 months in conjunction with its stock option and employee benefit plans. These purchases will also be made from time to time in open market transactions.

          On November 21, 1996, the Company announced a five-for-four stock split effected in the form of a stock dividend and a 19% increase in its cash dividend. As a result of the stock split, shareholders of record as of December 1, 1996 will receive one additional share of First Midwest common stock for every four shares owned. Shareholders entitled to fractional shares will receive cash in lieu of fractional certificates based on the average of the daily closing prices of the Company's common stock for the five (5) trading days immediately preceding the record date of December 1, 1996. The new shares and any cash in lieu of fractional certificates will be issued on December 16, 1996.

          The new cash dividend of $.20 per share will be paid on January 21, 1997 to shareholders of record on December 27, 1996. The dividend will be paid both on current outstanding shares and newly issued shares as a result of the stock split. This is the second dividend increase declared in 1996 and the fifth increase in the last four years.


          Item 7. Financial Statements and Exhibits


          Exhibit Index is located on Page 5 of this Report on Form 8-K.









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                             FIRST MIDWEST BANCORP, INC.

                                       FORM 8-K

                                  NOVEMBER 13, 1996



          The following Items are not applicable for this Form 8-K:

             Item 1.Changes in Control of Registrant

             Item 2.Acquisition or Disposition of Assets

             Item 3.Bankruptcy or Receivership

             Item 4.Changes in Registrant's Certifying Accountant

             Item 6.Resignations of Registrant's Directors

































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                             FIRST MIDWEST BANCORP, INC.

                                       FORM 8-K

                                  NOVEMBER 13, 1996

                                      SIGNATURES




          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             First Midwest Bancorp, Inc.
                                                     (Registrant)





          Date:      December 2, 1996
                                                       DONALD J. SWISTOWICZ
                                                 Donald J. Swistowicz
                                               Executive Vice President


























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                             FIRST MIDWEST BANCORP, INC.

                                       FORM 8-K

                                  NOVEMBER 13, 1996


                                    EXHIBIT INDEX




                                                         Page
                 Exhibit                                Number

          Exhibit 28.1   Press  release  issued by  First  Midwest Bancorp,
                         Inc. dated November 13, 1996                          6

          Exhibit 28.2   Press  release issued  by  First Midwest  Bancorp,
                         Inc. dated November 21, 1996                          7

























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